Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Conseco Series Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Conseco Series Trust for the period ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that the and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Conseco Series Trust for the stated period.


/s/ Maxwell E. Bublitz                    /s/ Audrey L. Bruch
-------------------------------------    ---------------------------------------
Maxwell E. Bublitz                            Audrey L. Bruch
President, Conseco Series Trust               Treasurer, Conseco Series Trust

Dated:         September 4, 2003


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Conseco Series Trust for purposes of the Securities Exchange Act of 1934.